UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2010

A5 LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

10300 Chemin de la Cote-De-Liesse, Lachine, Quebec	H8T 1A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(514) 420-0333

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into Material Definitive Agreement

On October 25, 2010, A5 Laboratories Inc. (the “Company”) entered into an agreement with the Zabolotny Institute of Micorbiology for the production of interferon based products. Pursuant to the terms of this agreement, Zabolotny will undertake the production of approximately 50,000 doses of laboratory quality bovine and porcine interferon. The Company will provide all of the necessary technology, know-how and funding required to produce the interferon samples.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Agreement for Interferon Production with the Zabolotny Institute of Microbiology

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A5 LABORATORIES INC.

/s/ Richard Azani
Richard Azani
President and Director

Date: October 25, 2010